MASSMUTUAL INSTITUTIONAL FUNDS

Supplement dated November 25, 2003 to the

Statement of Additional Information dated May 1, 2003, Revised as of May 12, 2003

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and any existing supplements to the Statement of Additional Information. It should be retained and read in conjunction with the Statement of Additional Information and any existing supplements.

The following information replaces similar information found under the heading “Fixed Income Securities” on pages B-6 and B-7 in the section titled Additional Investment Policies:

Fixed Income Securities

While the Money Market Fund invests in high quality securities and the Short-Duration Bond Fund, the Core Bond Fund, and the Core Bond Segment of the Balanced Fund invest mainly in investment grade securities, an investment in these Funds is not without risk. The debt securities in which the Funds invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If the Money Market Fund, the Short-Duration Bond Fund, the Core Bond Fund, or the Money Market or Core Bond Segments of the Balanced Fund dispose of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

Although the Diversified Bond Fund may invest in investment grade securities, it may also invest in securities below investment grade. In addition, the Short-Duration Bond Fund, the Core Bond Fund, and the Core Bond Segment of the Balanced Fund may also invest to some extent in securities below investment grade. Lower-grade debt securities, which also are known as “junk bonds”, may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund’s share prices and the income it earns.

As noted, the Funds (other than the Money Market Fund) may invest to a limited extent in debt securities that are rated below investment grade or, if unrated, are considered by the Adviser or the Fund’s sub-adviser to be of comparable quality. As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

In addition to the Diversified Bond Fund, all Funds (other than the Money Market Fund) may purchase these lower and unrated securities. The Short-Duration Bond Fund, the Core Bond Fund, and the Balanced Fund may invest up to 10% of their total assets in these types of securities. All other Funds (except for the Aggressive Growth Fund, which is limited to 35% of its total assets) may invest up to 25% of their total assets in these types of securities.

The information for David E.A. Carson found on page B-36 under the heading “Disinterested Trustees” in the section titled Management of the Trust is hereby deleted.

The following information supplements the information found on pages B-35 and B-36 under the heading “Disinterested Trustees” in the section titled Management of the Trust:

Allan W. Blair 1295 State Street Springfield, MA 01111 Age: 55 Trustee since 2003 Trustee of 39 portfolios in fund complex	Trustee of the Trust

President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Operating Officer (since 1993), Westmass Area Development Corporation; President and Chief Operating Officer (since 1984), Westover Metropolitan Development Corporation; Director (since 2001), Future Works, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr. 1295 State Street Springfield, MA 01111 Age: 56 Trustee since 2003 Trustee of 39 portfolios in fund complex	Trustee of the Trust

Retired; President and Chief Operating Officer (1993-1997), The Stanley Works (manufacturer of tools, hardware and specialty hardware products); Trustee (since 2003), MML Series Investment Fund (open-end investment company).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B2099-03-3